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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 1999 included in Health Care Property Investors, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                             /s/ ARTHUR ANDERSEN LLP

                                             ARTHUR ANDERSEN LLP


Orange County, California
January 21, 2000